Exhibit 99.2

                                 BIOFIELD CORP.
                             SHARE OPTION AGREEMENT


                                              Date of Grant:   February 23, 2006
                                              No. of Shares:   100,000


1. Grant of Option. For value received Biofield Corp., a Delaware corporation (the "Company"), hereby grants to Cri Hilmer (the "Optionee"), the following option (the "Option") to purchase an aggregate of 100,000 shares (subject to adjustment as hereinafter provided, the "Option Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") at an exercise price equal to $0.04 per share (the "Exercise Price"). It is understood that the Option is not intended to constitute an incentive stock option as that term is defined in Section 422A of the Internal Revenue Code of 1986, as amended.

2. Exercise Period. The Optionee may exercise the option at any time until its expiration. The option may be exercised by the Optionee for any number of shares up to the total number of shares as to which the option has become exercisable, less the number of shares as to which the option has been previously been exercised, from time to time and at any time until the termination or expiration of the Option. The Option shall expire and terminate on February 23, 2011.

3. Procedure for Exercise. The Optionee may exercise the Option in whole or in part, but not as to any fractional shares, by surrender of the Option, properly endorsed if required, at the principal office of the Company, and by delivering by certified check or bank check the aggregate Exercise Price for the number of shares to be purchased pursuant to such exercise. At the time of exercise, the Optionee shall deliver a letter to the Company agreeing that the Optionee is purchasing the Common Stock for investment purposes and not with a view to distribution otherwise than in compliance with the Securities Act of 1933, as amended (the "Securities Act") and agreeing not to offer to sell, sell or otherwise dispose of any of such shares acquired by the Optionee pursuant to the Option in violation of the Securities Act or any applicable state securities laws. The Common Stock purchased shall be deemed to be issued to the Optionee on and as of the date on which the Option is surrendered and payment is made for the Common Stock. Certificates representing the Common Stock purchased shall be delivered to the Optionee promptly, which usually is within ten days after the rights represented by the Option have been properly exercised. Unless the Option shall have expired or shall have been fully exercised, a new Share Option Agreement in the same form as this Share Option Agreement representing any number of shares for which the Option shall not have been exercised, shall also be delivered to the Optionee within that time.

4.      Shares to be Fully Paid; Reservation; Registration Rights.

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        4.1     Shares to be Fully Paid. The Company covenants and agrees that when issued and paid for in accordance with the terms of this Share Option Agreement, the shares of common stock underlying the Option shall, on issuance, be fully paid and non-assessable and free from all taxes, liens and charges related to the issuance of the shares.

        4.2 Reservation. The Company further covenants and agrees that during the period within which the rights represented by the Option may be exercised, the Company shall, at all times, have authorized and reserved for the purpose of issuance or transfer on exercise of the Option a sufficient number of shares subject to the Option to provide for its exercise.

        4.3 Registration Rights. To the extent that the resale of the Option Shares are not registered on a Registration Statement filed with the Securities and Exchange Commission (the "SEC"), the Company further covenants that the Optionee has the right to cause the Company to register the Option Shares issued upon exercise hereof, under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States by filing a registration statement with the SEC within ninety (90) days following the issuance of the Option Shares, provided that such registration rights shall not be transferable, shall be exercisable only by the Optionee, and shall apply only to the registration of all of the Option Shares, and not any part thereof. The Company may defer the filing (but not the preparation) of the registration statement or suspend the Company's obligation to cause such registration statement to become and remain effective if (i) at any time prior to the filing of such registration statement with the SEC the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which, in the Company's reasonable opinion, would be required in such registration statement and would not be required if such registration statement were not filed, and the Company's board of directors determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, (ii) the Company is actively engaged in discussions with underwriters with respect to a registered underwritten public offering of the Company's securities for the Company's account and is proceeding with reasonable diligence to effect such offering, or (iii) if there exists at the time material non-public information relating to the Company, which in the reasonable opinion of the Company should not be disclosed. If, after a registration statement filed under this Section 4 becomes effective, the Company advises Optionee (or its permitted assigns) that the Company considers it appropriate for the registration statement to be amended, Optionee (or its permitted assigns) shall suspend any further sales of its registered Option Shares until the Company advises it that the registration statement has been amended.

5.      Adjustment Provisions Subsequent to the Trigger Event; Dissolution.

        5.1 Adjustment for Distributions Other than Stock Dividends, Stock Splits Subsequent to the Trigger Event. At any time subsequent to the Trigger Event, if the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

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        (a)     other or additional stock, other securities, or property (other than cash) by way of dividend; or

        (b) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case the Optionee, on the exercise of the Option as provided in Section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Common Stock called for on the face of this Option and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) receivable by such holder as aforesaid during such period, without interest, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof.

        5.2 Adjustment for Stock Dividend and Stock-Splits Subsequent to the Trigger Event. If at any time subsequent to the Trigger Event, there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Company's Common Stock ("Stock Event"), then the number of shares of Common Stock to be received by the Optionee, on the exercise of the Option as provided in Section 3, shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) after such Stock Event and the Exercise Price shall be appropriately adjusted such that the aggregate Exercise Price for the total number of shares of the Company issuable hereunder prior to such Stock Event (or any record date with respect thereto) is equal to the aggregate Exercise Price for the total number of shares of the Company issuable hereunder after such Stock Event (or any record date with respect thereto); provided that
(i) in no event will the Exercise Price be less than the par value of the Common Stock and (ii) any adjustment contemplated by this Section 5.2 will take into account any distributions of stock and other securities and property (including cash) that Optionee may receive as a result of an adjustment made in accordance with Section 5.1. Any adjustment made pursuant to this Section 5.2 shall be become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

        5.3. Dissolution. In case at any time or from time to time other than in connection with, or relating to, the Trigger Event, the Company shall transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the

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Company, the Optionee, on the exercise of the Option as provided in Section 3 at any time after the effective date of such dissolution, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which the Optionee would have been entitled in connection with such dissolution if the Optionee had so exercised this Option immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

6. Adjustment For Reorganization, Consolidation, Merger, Etc. Relating to Trigger Event.

        6.1 Certain Adjustments Relating to the Trigger Event. In case at any time or from time to time, in connection with, or relating to, the Trigger Event, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or
(iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement, then in each such case, the Optionee, on the exercise of the Option as provided in Section 3 at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive, in lieu of the Common Stock (and any additional entitlements that may otherwise accrue to a holder of this Option in connection with such foregoing actions described in (i), (ii) or (iii)) issuable on such exercise prior to such consummation or effective date, the common stock (and any other equity securities offered by the Company in connection with, or relating to, the Trigger Event) in the successor entity or holder(s) of the Company's assets (on a fully-diluted basis), equal to the same percentage of Common Stock of the Company (on a fully-diluted basis) that Optionee would have held at date of the grant if Optionee had exercised this Option on the date of the grant.

        6.2 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6, this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Option as provided in Section 8 hereof.

7. Adjustments For Issuance Of Other Securities or Common Stock Relating to Trigger Event.

7.1.    Issuance of Other Securities and Common Stock.

        7.1.1 The term "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) (i) which the holder of this Option at any time shall be entitled to

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receive, or shall have received, on the exercise of this Option, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

        7.1.2 If at any time in connection with, or relating to, the Trigger Event, (A) any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), or (B) any issuance or sale by the Company of any shares of Common Stock or of any securities convertible into or exchangeable for shares of Common Stock or any Options, options, subscriptions or purchase rights with respect to shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock (any of the foregoing events described in (B) being referred to herein as a "Stock Sale Event") shall have occurred, the Optionee, on the exercise of the Option as provided in Section 3, shall be entitled to receive immediately after such issuance, distribution or subscription, additional Other Securities or Common Stock, as the case may be, (which may be exercised by Optionee without having to provide for any additional consideration for any such distribution or subscription), equal to the same percentage of Common Stock of the Company (on a fully-diluted basis) that Optionee would have held at date of the grant if Optionee had exercised this Option on the date of the grant, provided that any adjustment contemplated by this Section 7.1.2 will take into account any common stock (and any other equity securities offered by the Company in connection with, or relating to, the Trigger Event) in the successor entity or holder(s) of the Company's assets (on a fully-diluted basis) that the Optionee may receive as a result of an adjustment made in accordance with Section 6.1.

8. No Dilution Or Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Option as described herein against dilution. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Option above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Option from time to time outstanding, and (iii) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Option Agreement.

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9.      Termination of Anti-Dilution Rights and Covenants. It is expressly understood and agreed between the parties that, notwithstanding anything to the contrary, all of the Company's obligations and Optionee's rights set forth in Sections 6, 7, 8 and 9 shall terminate immediately after the occurrence of the Trigger Event.

        "Trigger Event" shall mean the consummation of any transaction or series of transactions by which any person not affiliated with David M. Long, Jr. ("Long") or Long's affiliates (including without limitation, any trusts for the benefit of Long or any of his family members) (Long and such affiliates, the "Long Group") directly or indirectly, obtains or otherwise controls an amount of equity securities (or securities convertible into equity securities) of the Company that is greater than the equity securities held or controlled by the Long Group as of the date of this grant.

10. Legend. The Optionee consents to the placement of any legend required by applicable state securities laws and of the following legends on each certificate representing the Common Stock:

                           "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, EXCHANGED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT IS THEN IN EFFECT WITH RESPECT THEREOF, OR A WRITTEN OPINION FROM COUNSEL ACCEPTABLE TO THE ISSUER HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED THEREWITH."

                           "THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN
                  RELIANCE ON PARAGRAPH (13) OF THE CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT."

11. Assignment. The Option, may not be assigned or otherwise transferred other than by will or the laws of descent and may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative.

12. No Shareholder Rights. The Optionee shall have no rights as a shareholder of the Company with respect to shares of Common Stock covered by this Option until payment for such shares shall have been made in full and until the date of issuance of a stock certificate for such shares.

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13.     Miscellaneous.

        13.1 Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware (without giving effect to principles of conflicts of law).

        13.2 Modification. This Agreement may only be modified by a writing signed by each of the parties hereto.

        13.3 Notices. All notices hereunder shall be in writing and if to the Company, shall be delivered personally to the Secretary of the Company or mailed, by certified mail, return receipt requested or by guaranteed next business day delivery service to its principal office, addressed to the attention of the Secretary, and if to the Optionee, shall be delivered personally or mailed, by certified mail, return receipt requested or by guaranteed next business day delivery service to the address noted on the signature page of this Share Option Agreement. Either party may change its address for receipt of notices by advising the other party of such change in writing in accordance with the preceding sentence.

        13.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, and both of which shall together constitute one and the same instrument.

        13.5 Entire Agreement. This Agreement set forth the entire agreement between the Company and the Optionee with respect to the subject matter hereto and supercedes all prior understandings, whether oral or written.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 23rd day of February 2006.




                                      By: /s/ DAVID M. LONG JR. M.D.
                                          --------------------------------------
                                          Name:  Dr. David M. Long Jr. M.D. PhD.
                                          Title: CEO


                                      /s/ CRI HILMER
                                      ------------------------------------------
                                      Cri Hilmer

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                                      Address:


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                                      Social Security Number:


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